                                                                    EXHIBIT 10.2

                                   SUBLEASE
                                   --------

                                    Parties

     THIS SUBLEASE, dated as of the 7th day of November, 1996 (this "Sublease") between Davinci Systems Corporation, a Delaware corporation having an address of c/o ON Technology Corporation, One Cambridge Center, 6th Floor, Cambridge, Massachusetts 02142 (the "Sublessor") and Northern Telecom Inc., a Delaware corporation having an address of 2221 Lakeside Blvd., Richardson, Texas 75082 (the "Subtenant").


                                    Recitals

     A. Sublessor is tenant under a Lease Agreement dated as of August 9, 1994, as amended by First Amendment to Lease Agreement dated January 31, 1996 (collectively, the "Main Lease") for certain premises (the "Leased Premises") containing approximately 33,118 square feet of rentable area of the building ("Building") known as Enterprise One, 507 Airport Blvd., Morrisville, North Carolina, owned by Perimeter Park West Associates Limited Partnership, a North Carolina limited partnership having an address c/o Lichtin Properties, Inc., 1800 Perimeter Park Drive, Suite 200, Morrisville, North Carolina (the "Main Landlord").

     B. Sublessor wishes to sublease to Subtenant, and Subtenant wishes to sublease from Sublessor, the entire Leased Premises outlined in blue on Exhibit A hereto (the "Subleased Premises") pursuant to the terms set forth
---------
below.


                                     Terms

     1.  DEMISE AND TERM.  Sublessor leases to Subtenant, and Subtenant hereby
         ---------------
leases from Sublessor, the Subleased Premises. The term of this Sublease (the "Term") shall commence (the "Commencement Date") on November 1, 1996 and shall
                                                    ----------------
end ("Expiration Date") on October 31, 1999 (unless sooner terminated as
                           ----------------
provided in this Sublease). This Sublease shall terminate in the event the Main Lease terminates. Sublessor shall have no liability to Subtenant in the event the Main Lease is terminated for any reason whatsoever, except only in the event Sublessor shall have breached the Main Lease and such breach is unrelated to the failure of Subtenant to fully pay, perform and observe its obligations hereunder.

     2.  RENT.  (a) Subject to the November Rent Credit and the Use and
         ----
Occupancy Fee Credit described in Section 2(b) hereinbelow, Subtenant shall pay to Sublessor (i) fixed rent ("Fixed Rent") in the amount of Twenty-Five Thousand
                                                            --------------------
Eight Hundred Four and 44/100 ($25,804.44) per month (based upon $9.35
----------------------------------------------------
per square foot of rentable floor area in the Subleased Premises) commencing December 1, 1996 (for the month of December, 1996) and continuing on the first
(1st) day of each month during the Term (for each subsequent calendar month during the Term), and (ii) additional rent (including, without limitation, monthly payments for Taxes, insurance, CAM Expense described in Paragraph 2 of
                                                                --------------
the Main Lease ["Pass-Through Costs"]) and all other monetary consideration set
--------------
forth in the Main Lease in the same amount payable by Sublessor to Main Landlord under the Main Lease with respect to the Subleased Premises (collectively, the "Additional Rent"). The Fixed Rent and Additional Rent is hereinafter collectively referred to as the "Rent". Rent shall be paid not later than the due date thereof under the Main Lease, without notice or demand, and without deduction, abatement, counterclaim or setoff of any amount or for any reason. Rent shall be paid to Sublessor in lawful money of the United States at the address of Sublessor set forth above or to such other person and/or at such other address as Sublessor may from time to time designate by notice to Subtenant. No payment by Subtenant or receipt by Sublessor of any less amount than the amount stipulated to be paid hereunder shall be deemed other than on account of the earliest stipulated Rent; nor shall any endorsement or statement on any check or letter be deemed an accord and satisfaction, and Sublessor may accept any check or payment without prejudice to Sublessor's right to recover the balance due or to pursue any other remedy available to Sublessor.

     (b) Notwithstanding the provisions of Section 2(a) hereinabove, Subtenant shall (i) not be required to pay any Fixed Rent or Additional Rent for the month of November, 1996 ("November Rent Credit") and (ii) be entitled to deduct from Rent the "Use and Occupancy Fee Credit" which is defined in Section 11 hereinbelow. Subtenant shall pay Sublessor, within thirty (30) days of the date the Main Landlord executes the Landlord Consent (described in Paragraph 31 hereinbelow), the sum of Twenty-Two Thousand Seven Hundred Fifty and 33/100 Dollars ($22,750.33), which represents the December, 1996 Rent payment net of the Use and Occupancy Fee Credit for said month.

     (c) Subtenant shall timely pay all bills and charges for electricity and other utilities relating to the Subleased Premises, including, without limitation, those bills and charges for the month of November 1996.

     3.  SUBORDINATION TO MAIN LEASE.  This Sublease is and shall be subject and
         ---------------------------
subordinate to the Main Lease and to the matters to which the Main Lease is or shall be subject and subordinate. A copy of the Main Lease has been delivered to and examined by Subtenant. Subtenant shall, upon the request of Sublessor, subordinate this Sublease to the lien of any present or future mortgage or deed of trust upon the Leased Premises irrespective of the time of execution or the recording of any such mortgage or deed of trust.

     4.  MAIN LANDLORD'S RESERVED RIGHTS.  Subtenant acknowledges any rights
         -------------------------------
specifically reserved by Main Landlord under the Main Lease, and Subtenant further acknowledges that its possession and use of the Subleased Premises shall at all times be subject to such rights. Subtenant hereby releases Sublessor from all liability in connection with Main Landlord's exercise of such rights.

     5.  INCORPORATION BY REFERENCE.  All the terms and conditions of the Main
         --------------------------
Lease, to the extent not inconsistent with this Sublease, are incorporated herein by reference and Subtenant agrees to assume all obligations of Sublessor under the Main Lease with respect to the Subleased Premises from and after the date hereof. Without limitation of the foregoing, Subtenant agrees as follows:

         (a) The term "Landlord, " as used in the Main Lease shall mean Sublessor, and the term "Tenant," as used in the Main Lease shall mean Subtenant.

         (b) The time limits contained in the Main Lease (including, without limitation, those set forth in Paragraph 15 thereof) for the giving of
                                        ------------
         notice, making of demands or performing of any act, condition or covenant on the part of the Lessee thereunder, or for the exercise by the Lessee thereunder of any right, remedy or option, are changed for the purposes of incorporation by reference by shortening the same in each instance by three (3) days, so that in each instance Subtenant shall have three (3) days less time to observe or perform hereunder than Sublessor has as the Tenant under the Main Lease.

         (c) Any non-liability provisions in the Main Lease for the benefit of the Main Landlord shall be deemed to inure to the benefit of Sublessor and any other person intended to be benefited by said provision. Any right of the Main Landlord under the Main Lease of access or inspection and any right of the Main Landlord under the Main Lease to do work in the Subleased Premises or in the Building and any other rights of the Main Landlord under the Main Lease and respective rules and regulations shall be deemed to inure to the benefit of Sublessor and any other person intended to be benefited by said provision, for the purpose of incorporation by reference in this Sublease.

         (d) Any rights of Sublessor to terminate the Main Lease provided therein shall be exercised only by

         Sublessor when, in its sole option, those conditions precedent required for a termination by Sublessor under the terms and conditions of the Main Lease have occurred.

         (e) Subtenant shall not have any of Sublessor's rights in the Main Lease to exercise any option to expand the Leased Premises or any option to renew or extend the term of the Main Lease; nor shall the following paragraphs of the Main Lease apply to this Sublease:
         Paragraphs 2(a), 2(b), 2(d), 2(h), 21, and Rider Paragraphs 1, 2 [but NOT excluding 2(e) and 2(g)] and 18.
         ---

         (f) Subtenant may, at its sole cost and expense, install such identifying signage as the Main Landlord may, in its discretion, approve.

     6.  PERFORMANCE BY SUBLESSOR.  In the event of any default by the Main
         ------------------------
Landlord under the terms of the Main Lease, Subtenant shall give Sublessor and the Main Landlord written notice thereof. Sublessor shall have no obligations whatsoever to Subtenant with respect to the Subleased Premises, including, without limitation, with respect to alteration, repair, maintenance, or warranties, representations, covenants or agreements of the Main Landlord. Upon the request of Subtenant, Sublessor shall use its reasonable efforts to cause the Main Landlord to observe and/or perform the obligations of the Main Landlord under the Main Lease which relate to the Subleased Premises, and Sublessor shall have a reasonable time to enforce its rights to cause such observance or performance in accordance with the terms of the Main Lease after request for such enforcement has been made by Sublessor; provided, however, that Sublessor shall not be required to incur any expense or expend any sums to obtain such enforcement, except to the extent of funds advanced by Subtenant to Sublessor for such purpose. Subtenant shall not in any event have any rights with respect to the Subleased Premises greater than Sublessor's rights under the Main Lease and, notwithstanding any provision to the contrary, as to obligations that pertain to the Subleased Premises and are contained in this Sublease by the incorporation by reference of the provisions of the Main Lease, Sublessor shall not be required to make any payment or perform any obligation, and Sublessor shall have no liability to Subtenant for any such payment or performance, except for Sublessor's obligation to use the aforesaid reasonable efforts. Sublessor shall not be responsible for any failure or interruption, for any reason whatsoever, of the services or facilities that may be appurtenant to or supplied at the Building by the Main Landlord under the Main Lease or otherwise, including, without limitation, heat, air conditioning, water, electricity, elevator service and cleaning service, if any; and no failure to furnish, or interruption of, any such services or facilities shall give rise to any (a) abatement, diminution or reduction of Subtenant's obligations under this Sublease, (b) constructive eviction, whether in whole or in part or (c) liability on the part of Sublessor. Sublessor shall promptly provide Subtenant with a copy of any written notice received from the Main Landlord that states that (a) Sublessor is in default in the payment, performance or observance of any provision of the Main Lease, and
(b) Main Landlord intends to terminate the Main Lease as a result thereof.

     7.  NO BREACH OF MAIN LEASE.  Subtenant and Sublessor shall not do, omit to
         -----------------------
do, or permit to be done any act or thing which may constitute a breach or violation of any term, covenant or condition of the Main Lease by the Tenant thereunder, whether or not such act or thing is permitted under the provisions of this Sublease.

     8.  RELEASES.  Subtenant and Sublessor hereby release the other and the
         --------
Main Landlord or anyone claiming through or under such parties by way of subrogation or otherwise to the extent that Sublessor and the Main Landlord released such parties under the Main Lease and/or the Main Landlord and Sublessor were relieved of liability or responsibility pursuant to the provisions of the Main Lease, and Subtenant and Sublessor will cause its insurance carriers to include any clauses or endorsements in favor of each other and the Main Landlord which Sublessor is required to provide pursuant to the provisions of the Main Lease.

     9.  LATE CHARGES.  If payment of any Rent shall not have been paid by the
         ------------
fifteenth (15th) day after the date on which such amount was due and payable:
(a) a charge equal to the amount described in Paragraph 16 of the Main Lease
                                              ------------------------------
shall be due and payable by Subtenant, (b) in addition to the aforesaid charge, a late payment service charge (to cover Sublessor's administrative and overhead expenses of processing late payments and not as a penalty) equal to $250 shall be due and payable by Subtenant, and (c) Subtenant shall be liable for reasonable attorneys' fees incurred by Sublessor by reason of said default by Subtenant. Said charges are hereinafter referred to as "Late Charges". The
Late Charges for any month shall be payable on the first day of the following month, and in default of payment of any Late Charges, Sublessor shall have (in addition to all other remedies) the same rights as provided in this Sublease (including the provisions incorporated by reference) for nonpayment of Rent. Nothing in this Section contained and no acceptance of Late Charges by Sublessor shall be deemed to extend or change the time for payment of Rent.

     10.  USE.  Subtenant shall use and occupy the Subleased Premises for the
          ---
use permitted under the Main Lease and for no other purpose. Subtenant shall comply with the certificate of occupancy relating to the Subleased Premises.

     11.  SUBLESSOR USE AND OCCUPANCY OF RETAINED AREAS.  Sublessor hereby
          ---------------------------------------------
reserves the right to exclusively use and occupy the portions of the Subleased Premises designated as "Retained Area A" and "Retained Area B" (collectively, "Retained Areas") and "Telephone Room" on Exhibit A-1 attached hereto and
                                          -----------
made a part hereof. Sublessor shall vacate: (i) Retained Area A by no later than midnight, November 30, 1996 and (ii) Retained Area B and the Telephone Room by
          -----------------
no later than midnight, March 31, 1997; provided, however, Sublessor shall have
                        --------------
the option to terminate the use and occupancy of Retained Area B at any time prior thereto, at which time Sublessor's right to use the Telephone Room shall also terminate. Retained Area B shall be deemed to constitute 26.57% of the Subleased Premises. Since the Retained Areas shall not be physically separated from the remainder of the Subleased Premises, Sublessor and Subtenant hereby agree to cooperate reasonably with the other in sharing the use of corridors and other areas and facilities in the Subleased Premises necessary and desirable to be used in connection with each party's use of the portions of the Subleased Premises which it occupies. Sublessor shall have the right of access through the Subleased Premises to use the Retained Areas, including, without limitation, the "Telephone Room" serving the Retained Areas. If any HVAC thermostats, electric panels or other utility facilities serving either the Subleased Premises or the Retained Areas are located in the other said spaces, then the party in whose space same are located shall provide reasonable access to the other party for use of same. If any utility or other facility serves or is designed to serve both the Subleased Premises and the Retained Areas, the parties will cooperate with each other reasonably to share such facility for the purpose intended and shall permit access to the respective space in connection therewith. All of the foregoing shared rights shall be subject to such reasonable security procedures as Subtenant and Sublessor shall provide to each other. Sublessor may, at its option, permit employees of its parent corporation, ON Technology Corporation ("ON"), to use and occupy the Retained Areas. For so long as Sublessor (and/or
ON) uses the Retained Areas, Sublessor (and/or ON) shall have the right to use the common areas and facilities of the Building ("Common Areas"), including, without limitation, the parking areas appurtenant thereto.

     Sublessor shall pay Subtenant, within twenty (20) days of Sublessor's receipt of an invoice from Subtenant, an equitable portion of the electric bills for the Subleased Premises for each day Sublessor (or ON) occupies and uses the Retained Areas. Sublessor's portion of such bills shall be based on the actual square footage of the Retained Areas used and occupied by Sublessor (and/or ON) during the applicable billing period. In consideration of the November Rent Credit, Sublessor (and/or ON) shall be entitled to use and occupy Retained Area A and the Common Areas without any fee, rent or other compensation being payable to Subtenant. As full consideration for Sublessor's (and/or ON's) use of Retained Area B and the Common Areas, Subtenant shall be entitled to a credit ("Use and Occupancy Fee Credit") equal to the following product for each day that Sublessor (or ON) occupies and uses the Retained Areas:

              Fixed Rent plus Pass-Through Costs  X 26.57%
              ----------------------------------
           Number of days in the applicable month

If Sublessor uses and occupies the Retained Areas for less than a full calendar month, Subtenant shall pay Sublessor any excess amount of the Use and Occupancy Fee Credit applied by Subtenant towards Rent.

     Subtenant does not desire to pay for the services described in the HVAC PM Inspection and Service Contract dated August 30, 1996 between the Main Landlord and Sublessor ("HVAC Contract"). Therefore, Sublessor shall cancel the HVAC Contract effective as of November 30, 1996; provided, however, Subtenant shall be responsible for complying with Paragraph 4(c) of the Main Lease.
                                  --------------------------------

     12.  CONDITION OF SUBLEASED PREMISES.  Subtenant is subleasing the
          -------------------------------
Subleased Premises from Sublessor "AS IS", without representation or warranty, express or implied, of any kind, and Sublessor shall have no obligation to furnish, render or supply any work, labor, services, material, fixtures, equipment or decorations to make the Subleased Premises ready for Subtenant's occupancy. Subtenant shall be conclusively presumed to have accepted the Subleased Premises in the condition existing on the date Subtenant first takes possession and to have waived all claims against Sublessor relating to such condition.

     13.  NOTICES.  All notices, consents, approvals, demands, requests and
          -------
other communications made or required to be given pursuant hereto shall be in writing and shall be delivered in hand, mailed by United States first class mail, postage prepaid, sent by overnight courier (e.g., Federal Express or similar courier), or sent by telegraph, telecopy, facsimile or telex and confirmed by delivery via courier or postal service, addressed as follows:

If to Sublessor, to:  Davinci Systems Corporation
                      c/o ON Technology Corporation
                      One Cambridge Center, 6th Floor
                      Cambridge, MA  02142
                      Attn:  John Bogdan
                             Chief Financial Officer
with a copy to:       Andrew R. Stern, Esq.
                      Epstein Becker & Green, P.C.
                      75 State Street
                      Boston, MA  02109


If to Subtenant, to:  Northern Telecom Inc.
                      2221 Lakeside Blvd., MSE E-700
                      Richardson, TX  75082
                      Attn:  Real Estate Department
                      (972) 684-8632

with a copy to:       Northern Telecom, Inc.
                      200 Athens Way
                      Nashville, TN  37228
                      Attn:  Legal Dept.


or to such other address for notice as either party shall last have furnished in writing to the party giving the notice. Any such notice or demand shall be deemed to have been duly given or made and to have become effective (i) if delivered by hand, overnight courier or facsimile to a responsible officer of the party to which it is directed, at the time of the receipt thereof by such officer or the sending of such facsimile and (ii) if sent by first-class mail, postage prepaid, on the third business day following the mailing thereof.

     14.  ASSIGNMENT AND SUBLETTING.  Subtenant shall not, by operation of law
          -------------------------
or otherwise, assign, convey, mortgage, pledge, encumber or in any other manner transfer (whether voluntary or otherwise) this Sublease or any interest therein, or sublet the Subleased Premises or any part thereof or grant any concession or license or otherwise permit the use or occupancy of all or part thereof (collectively, "Transfer") without the written consent of Sublessor, which consent may be withheld in Sublessor's sole and absolute discretion. If Sublessor grants its consent, Subtenant shall not undertake a Transfer without first also complying with the provisions of Paragraph 9 of the Main Lease.
                                            -----------------------------
Obtaining the consent of the Main Landlord required under the Main Lease shall be the obligation of the Subtenant and Subtenant shall hold Sublessor harmless from any failure by the Main Landlord to grant its consent. Notwithstanding the foregoing to the contrary, Subtenant shall have the same rights as Sublessor set forth in Rider Paragraph 9 of the Main Lease; provided, notwithstanding any
         -----------------------------------
Transfer described therein, Subtenant shall remain primarily liable hereunder.

     15.  INSURANCE AND INDEMNIFICATION.  Subtenant and Sublessor shall maintain
          -----------------------------
throughout the term of this Sublease broad form comprehensive general public liability and property damage insurance in the form, manner and amounts required by Paragraph
   ---------

11 of the Main Lease, with Sublessor, Subtenant and Main Landlord named as
--------------------
additional insureds on each policy. Such insurance may be part of a "blanket" policy. Subtenant shall deliver to Sublessor a certificate of such coverage prior to the Commencement Date. Subtenant shall procure and pay for renewals of such insurance from time to time before the expiration thereof, and Subtenant shall deliver to Sublessor such renewal certificate within fifteen (15) days of Sublessor's request. All such policies shall be issued by companies of recognized responsibility whose policies are valid in the State of North
                                                                   -----
Carolina and all such policies shall contain a provision whereby the same
--------
cannot be cancelled or modified unless Sublessor is given at least thirty (30) days prior written notice of such cancellation or modification. Subtenant's insurance shall be primary and Sublessor's insurance noncontributing. Without regard to any insurance coverage, and to the fullest extent permitted by applicable law, Subtenant hereby indemnifies and holds harmless Sublessor, ON, their employees, agents and contractors from any breach of this Sublease, violations of law and any loss, liability, claims, suits, costs, damages, expenses (including, without limitation, reasonable attorneys' fees), both real and alleged, arising out of any damage or injury to persons or tangible property to the extent caused by the acts, omissions, or willful misconduct of Subtenant, its employees, agents, contractors or invitees. Without regard to any insurance coverage, and to the fullest extent permitted by applicable law, Sublessor hereby indemnifies and holds harmless Subtenant, its employees, agents and contractors from any loss, liability, claims, suits, costs, damages, expenses (including, without limitation, reasonable attorneys' fees), both real and alleged, arising out of any damage or injury to persons or tangible property to the extent caused by the acts, omissions, or willful misconduct of Sublessor, its employees, agents, contractors or invitees.

     16.  CASUALTY.  If the Subleased Premises are damaged by fire or other
          --------
casualty, and Main Landlord, pursuant to the terms of the Main Lease, shall elect to terminate the Main Lease, this Sublease shall cease and terminate on the date of notice of such election, and Rent shall be apportioned to the date of such termination. In all other cases of casualty, if the damage has rendered the Subleased Premises untenantable, in whole or in part, there shall be an apportionment of the Rent in the same manner as provided in the Main Lease. In no event shall Sublessor have any obligation to repair any portion of the Subleased Premises.

     17.  CONDEMNATION.  If the Subleased Premises, or a material part thereof,
          ------------
shall be condemned or taken in any manner for any public or quasi-public use, at Sublessor's option this Sublease shall forthwith terminate on the date of such taking. Subtenant shall have no right to share in any condemnation award, but shall execute any and all documents that may be reasonably required to facilitate collection by Sublessor and/or Main Landlord of any and all such awards; provided, however, Subtenant may pursue a separate award for its relocation expenses.

     18.  ESTOPPEL CERTIFICATES.  Subtenant shall, within fifteen (15) days
          ---------------------
after each and every request by Sublessor, execute, acknowledge and deliver to Sublessor, or any other party designated by Sublessor, a statement in writing
(a) certifying that this Sublease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified, and stating the modifications), (b) specifying the dates to which the Rent has been paid, (c) stating whether or not, to the best knowledge of Subtenant, Sublessor is in default in performance or observance of its obligations under this Sublease, and, if so, specifying each such default, and
(d) such other information as Sublessor may reasonably request. Any such statement delivered pursuant to this Section may be relied upon by Main Landlord, any prospective assignee or transferee of the leasehold estate under the Main Lease, or any other person designated by Sublessor.

     19.  ALTERATIONS.  Subtenant shall not make or cause, suffer or permit the
          -----------
making of any alteration, addition, change, replacement, installation or addition (collectively "Alterations") in or to the Subleased Premises without first obtaining the prior written consent of Sublessor in each instance. Sublessor shall not unreasonably withhold or delay its consent, but any such consent shall be deemed to be conditioned upon Sublessor having no liability to anyone for, and being indemnified from, the Alterations or their removal. If Sublessor grants its consent, Subtenant shall then comply with the provisions of
Article 5 of the Main Lease. Subtenant understands and agrees that the Main
---------------------------
Landlord may withhold its consent to proposed Alterations. In the event that the Main Landlord (or any designee of the Main Landlord) shall succeed to Sublessor's interest under this Sublease (whether by reason of a termination of the Main Lease or other exercise of the Main Landlord's rights under the Main Lease), then the foregoing provisions of this Section 19 shall be of no force and effect, and Subtenant's rights hereunder shall instead be governed by the provisions of Article 5 of the Main Lease.
              ---------------------------

     20.  BROKERAGE.    Sublessor and Subtenant each warrants and represents
          ---------
that it has dealt with no broker with respect to this Sublease other than Fischer & Company, Anthony & Company, Goodman Segar Hogan Hoffler and McCall &
------------------ ------------------ ---------------------------     --------
Almy (the "Brokers") and that there are no brokerage or similar fees or
----
commissions due in connection with this Sublease other than the Brokers. Sublessor shall pay, within thirty (30) days of the date of the Main Landlord's execution of the Landlord Consent, a total Brokers fee of $54,189.33, of which $36,126.22, in the aggregate, shall be payable to Subtenant's brokers (Fischer & Company and Anthony & Company) and the balance of $18,063.11, in the aggregate, shall be payable to Goodman Segar Hogan Hoffler and McCall & Almy. Sublessor and Subtenant each agrees to indemnify and hold harmless the other and the Main Landlord from and against all claims for brokerage commissions on account of this Sublease by any person who establishes by a court action a right to such brokerage commission arising out of dealings with the party from whom indemnification is sought, and for all costs and expenses, including reasonable attorneys' fees, incurred in connection with any such claims. Both parties shall have the right to participate in the defense of any such action.

               21.  SUBLEASE FEE.  Subtenant shall pay Sublessor the sum of
                    ------------
Twenty Thousand ($20,000) Dollars ("Sublease Fee") which shall be applied toward the Brokers' fees and other costs and expenses incurred by Sublessor in connection with this Sublease. The Sublease Fee shall be due and payable within thirty (30) days of the date the Main Landlord executes the Landlord Consent (described in Paragraph 31 hereinbelow). Subtenant acknowledges and agrees that the Sublease Fee is not refundable in whole or in part for any reason whatsoever.

               22.  WAIVER OF JURY TRIAL AND RIGHT TO COUNTERCLAIM.
                    ----------------------------------------------
Sublessor and Subtenant hereby waive all right to trial by jury in any summary or other action, proceeding or counterclaim arising out of or in any way connected with this Sublease, the relationship of Sublessor and Subtenant, the Subleased Premises and the use and occupancy thereof, and any claim of injury or damages. Subtenant also hereby waives all right to assert or interpose a counterclaim (unless required by applicable law) in any summary proceeding or other action or proceeding to recover or obtain possession of the Subleased Premises.

               23.  NO WAIVER.  The failure of either party to insist in any one
                    ---------
or more cases upon the strict performance or observance of any obligation of the other party hereunder or to exercise any right or option contained herein shall not be construed as a waiver or relinquishment for the future of any such obligation of the bound party or any right or option of the benefitted party. Sublessor's receipt and acceptance of Rent, or Sublessor's acceptance of performance of any other obligation by Subtenant, with knowledge of Subtenant's breach of any provision of this Sublease, shall not be deemed a waiver of such breach. No waiver by either party of any term, covenant or condition of this Sublease shall be deemed to have been made unless expressed in writing and signed by the party to be bound by such waiver.

               24.  COMPLETE AGREEMENT.  There are no representations,
                    ------------------
agreements, arrangements or understandings, oral or written, between the parties relating to the subject matter of this Sublease which are not fully expressed in this Sublease. This

Sublease cannot be changed or terminated orally or in any manner other than by a written agreement executed by both parties.

               25.  SUCCESSORS AND ASSIGNS.  The provisions of this Sublease,
                    ----------------------
except as herein otherwise specifically provided, shall extend to, bind and inure to the benefit of the parties hereto and their respective personal representatives, heirs, successors and permitted assigns.

               26.  INTERPRETATION.  This Sublease shall be governed by and
                    --------------
construed in accordance with the laws of the State of North Carolina. If any
                                                      ----- --------
provision of this Sublease or the application thereof to any person or circumstance shall, for any reason and to any extent, be invalid or unenforceable, the remainder of this Sublease and the application of that provision to other persons or circumstances shall not be affected but rather shall be enforced to the extent permitted by law. The captions, headings and titles, if any, in this Sublease are solely for convenience of reference and shall not affect its interpretation. This Sublease shall be construed without regard to any presumption or other rule requiring construction against the party causing this Sublease to be drafted. If any words or phrases in this Sublease shall have been stricken out or otherwise eliminated whether or not any other words or phrases have been added, this Sublease shall be construed as if the words or phrases so stricken out or otherwise eliminated were never included in this Sublease and no implication or inference shall be drawn from the fact that said words or phrases were so stricken out or otherwise eliminated. Each covenant, agreement, obligations or other provision of this Sublease shall be deemed and construed as a separate and independent covenant of the party bound by, undertaking or making same, not dependent on any other provision of this Sublease unless otherwise expressly provided. All terms and words used in this Sublease, regardless of the number or gender in which they are used, shall be deemed to include any other number and any other gender as the context may require. The word "person" as used in this Sublease shall mean a natural person or persons, a partnership, a corporation, a limited liability company, or any other form of business or legal association or entity.

               27.  EXCULPATION.  Sublessor shall have no liability whatsoever
                    -----------
for any act or omission to act, by the Main Landlord or for the failure by Main Landlord to perform any obligation under the Main Lease.

               28.  HOLDOVER.  If Subtenant shall hold over possession of the
                    --------
Subleased Premises after the end of the Term hereof, Subtenant shall be deemed to be occupying as a tenant-at-sufferance. In such event, Subtenant shall (i) indemnify and hold harmless Sublessor from and against all direct and consequential damages suffered or incurred by Sublessor pursuant to claims of the Main Landlord and (ii) pay Sublessor 150% of the Rent during the period of such occupancy. The provisions of this Section 28 shall not constitute a waiver by Sublessor of any re-entry rights of Sublessor available under this Sublease or by law.

               29.  INDEMNITIES.  All of Sublessor's and Subtenant's indemnities
                    -----------
described and/or incorporated herein shall survive the expiration or earlier termination of this Sublease.

               30.  ATTORNEYS' FEES.  In the event an action is commenced to
                    ---------------
enforce or interpret this Sublease, the prevailing party shall recover reasonable attorneys' fees and costs as provided in this Sublease, or as awarded by the court in which the action is pending, or as awarded by any other court of competent jurisdiction in an action commenced for such purpose.

               31.  MAIN LANDLORD'S CONSENT.  This Sublease shall not be
                    -----------------------
effective unless and until Main Landlord executes and delivers a written consent hereto ("Landlord Consent") . In the event such Landlord Consent shall not have been received on or before November 6, 1996, this Sublease shall terminate, be
                           ----------------
null and void and of no force or effect unless Sublessor and Subtenant otherwise agree. Sublessor may, at its option, seek to have the Main Landlord enter into a direct lease with Subtenant on the same material terms as are set forth herein ("Direct Lease") . If Sublessor exercises such option, Subtenant agrees to negotiate the Direct Lease in good faith. Upon the execution of the Direct Lease, this Sublease shall terminate, be null and void and of no force or effect, provided, however, the provisions of Paragraph 15 hereinabove shall survive such termination.



                                 [END OF PAGE]

               IN WITNESS WHEREOF, Sublessor and Subtenant have hereunder executed this Sublease as of the day and year first above written.


                                 DAVINCI SYSTEMS CORPORATION



                                 By: /s/ [SIGNATURE APPEARS HERE]
                                     ------------------------------------


                                 NORTHERN TELECOM INC.


                                 By: /s/ [SIGNATURE APPEARS HERE] 11/7/96
                                     ------------------------------------

               The undersigned hereby consents to the foregoing Sublease dated as of November 7, 1996 by and between Davinci Systems Corporation and Northern Telecom Inc.


                                    PERIMETER PARK WEST ASSOCIATES
                                    LIMITED PARTNERSHIP


                                    By: /s/ Harold S. Lichtin
                                       ------------------------------
                                        Harold S. Lichtin
                                        General Partner


Dated:  As of November 8, 1996

[LICHTIN LETTERHEAD APPEARS HERE]



November 12, 1996

                                 Via Facsimile

Mr. Andrew R. Stern
Epstein Becker & Green, P.C.
75 State Street
Boston, MA 02109

RE: Perimeter Park West Associates Limited Partnership ("Landlord") sublease consent between DaVinci Systems Corporation ("DaVinci") and Northern Telecom, Inc. ("Nortel"), 507 Airport Boulevard, Morrisville, North Carolina

Dear Andy:

On behalf of Landlord, I have attached a single page consent statement signed by Harold S. Lichtin, General Partner to Landlord, which acknowledges Landlord's consent of the Sublease between DaVinci and Nortel at the above referenced Premises.

If I can be of further assistance to you, please feel free to contact me at
(919) 469-1300.

Best regards

/s/ Dave Lindner

Dave Lindner
Vice President

Enclosure (as stated)

cc:  Carol Wood (with copy of enclosure and Sublease) file

                                   EXHIBIT A
                                   ---------


                              Subleased Premises

                                  EXHIBIT "A"


                    [MAP OF ENTERPRISE CENTER APPEARS HERE]

                                  EXHIBIT A-1
                                  -----------


                                 Retained Areas

                                 EXHIBIT "A"-1


                                 33,118 Sq. Ft.

                              Enterprise Center l
                                Morrisville, NC

                              [MAP APPEARS HERE]